[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

ADDENDUM

to the

AUTOMATIC/FACULTATIVE YRT
REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the “Agreement”)

between

SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Addendum Is Effective May 10, 2021

I.    ADDITION OF SYMETRA ACCUMULATOR IUL 4.0 PLAN, SYMETRA PROTECTOR IUL 3.0 PLAN AND SYMETRA ACCUMULATOR VUL 1.0 PLAN
As of the effective date of this Addendum, the attached Exhibit B- Business Covered is hereby added to and made a part of the Agreement which now includes the following plans and their associated riders as of the effective dates stated below:

Added Plans    Effective Dates
Symetra Accumulator IUL 4.0 Plan (AIUL)    June 11, 2021
Symetra Protector IUL 3.0 Plan (PIUL)    June 11, 2021
Symetra Accumulator VUL 1.0 Plan (AVUL)    August 1, 2021

[REDACTED]

Retention: The Ceding Company's Retention schedule applicable to the above plans is the same as that stated in Exhibit A - Retention Schedule of the Ceding Company contained in the base Agreement.
Binding Limits: The Ceding Company's binding limits applicable to the above plans are the same as those stated in Exhibit C – Binding Limits contained in the base Agreement.

The following is hereby added to Exhibit C.5 in order to provide the issue ages applicable to the above plans.

Underwriting Class    Issue Ages
Super Preferred Non-Nicotine    [REDACTED]
Preferred Plus Non-Nicotine    [REDACTED]
Standard Plus Non-Nicotine    [REDACTED]
Standard Non-Nicotine (AIUL/PIUL)    [REDACTED]
Standard Non-Nicotine (AVUL)    [REDACTED]
Preferred Nicotine    [REDACTED]
Standard Nicotine (AIUL/PIUL)    [REDACTED]
Standard Nicotine (AVUL)    [REDACTED]

[REDACTED]

Reinsurance Premiums: [REDACTED]

IN WITNESS WHEREOF, both parties have executed this Addendum in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY    RGA REINSURANCE COMPANY

By: _______________________________
(Signature)

By: _______________________________
(Signature)

Title: ______________________________

Title: Vice President
Date: _____________________________

Location: __________________________        Date: _____________________________

Location: Chesterfield, Missouri

EXHIBIT B – BUSINESS COVERED

Covered Business Added
Effective as Stated Below

The business reinsured under this Agreement is hereby defined to include the following:

Policies issued on the business identified below may qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Addendum.

Added Plans Effective June 11, 2021
Symetra Accumulator IUL 4.0 Plan*
Symetra Protector IUL 3.0 Plan*

Added Plan Effective August 1, 2021
Symetra Accumulator VUL 1.0 Plan*

Benefits and Riders
Accelerated Benefit Rider for Terminal Illness
(non-lien approach)
Change of Insured Rider
Lapse Protection Benefit (LPB) Rider
Stipulated Premium Guarantee Rider
Supplemental Protection Rider

[REDACTED]

Rider Availability
The following riders are available under the above plans.

Plan    Available Riders
Symetra Accumulator IUL 4.0 Plan    •    Accelerated Benefit Rider for Terminal Illness (non-lien approach)
•    Stipulated Premium Guarantee
•    Supplemental Protection Rider
Symetra Protector IUL 3.0 Plan    •    Accelerated Benefit Rider for Terminal Illness (non-lien approach)
•    Lapse Protection Benefit (LPB) Rider (short duration)
Symetra Accumulator VUL 1.0 Plan    •    Accelerated Benefit Rider for Terminal Illness (non-lien approach)
•    Change of Insured Rider
•    Stipulated Premium Guarantee
•    Supplemental Protection Rider

EXHIBIT D – REINSURANCE PREMIUMS (D.7 only)

D.7 RIDERS AND BENEFITS

[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

AMENDMENT

to the

AUTOMATIC/FACULTATIVE YRT REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the “Agreement”)

between

SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective October 1, 2017

I.    REVISE FOREIGN NATIONALS UNDERWRITING GUIDELINES
As of the effective date of this Amendment, the attached Exhibit I – Ceding Company’s Underwriting Guidelines for Foreign Nationals and Non-U.S. Residents is hereby added to and made of the Agreement. These guidelines update the Ceding Company’s Foreign National Underwriting Guidelines which were originally added to the Agreement as Exhibit I by Amendment 14680-00-03 effective March 14, 2016. The revised guidelines continue to state that the Automatic capacity for A and B countries is [REDACTED] with a jumbo limit of [REDACTED]. Foreign nationals are eligible for all risk classes and substandard ratings up to and including [REDACTED].

All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY    RGA REINSURANCE COMPANY
By: _______________________________
(Signature)    By: _______________________________
(Signature)
Title: ______________________________    Title: Vice President
Date: _____________________________    Date: _____________________________
Location: __________________________    Location: Chesterfield, Missouri

EXHIBIT I
Updated October 1, 2017

CEDING COMPANY UNDERWRITING GUIDELINES
    FOR FOREIGN NATIONALS AND NON-U.S. RESIDENTS

[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

ADDENDUM

to the

AUTOMATIC/FACULTATIVE YRT
REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the “Agreement”)

between

SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective May 29, 2019

I.    ADDITION OF THE SYMETRA PROTECTOR IUL 1.0 PLAN
As of the effective date of this Addendum, the attached Exhibit B- Business Covered is hereby added to and made a part of the Agreement which now includes the above plan and its associated riders.

[REDACTED]

Retention: The Ceding Company’s Retention schedule applicable to the above plan is the same as that stated in Exhibit A – Retention Schedule of the Ceding Company contained in the base Agreement, as amended.

Binding Limits: The Binding Limits applicable to the above plan are the same as those stated in Exhibit C – Binding Limits contained in the base Agreement.

The following is hereby added to Exhibit C.5 in order to provide the issue ages applicable to the above plan.

Underwriting Class    Issue Ages
Super Preferred Non-Nicotine    [REDACTED]

Preferred Plus Non-Nicotine    [REDACTED]

Standard Plus Non-Nicotine    [REDACTED]

Standard Non-Nicotine    [REDACTED]

Preferred Nicotine    [REDACTED]

Standard Nicotine    [REDACTED]

Reinsurance Premiums
Base Policy: [REDACTED]

Available Riders which are reinsured:

Accelerated Benefit Rider for Terminal Illness: [REDACTED] After payment of a partial acceleration on a rider covered under this Agreement, reinsurance premiums will continue to be paid pursuant to Exhibit D.1 and in accordance with Article 5.6 until the insured’s death.

Lapse Protection Benefit (LPB) Rider (short duration): This rider provides for a no lapse guarantee feature. [REDACTED]

All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Addendum in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY    RGA REINSURANCE COMPANY

By: _______________________________
(Signature)

By: _______________________________
(Signature)

Title: ______________________________

Title: _____________________________
Date: _____________________________

Location: __________________________
    Date: _____________________________

Location: Chesterfield, Missouri

EXHIBIT B – BUSINESS COVERED

Covered Business Added
Effective May 29, 2019

The business reinsured under this Agreement is hereby defined to include the following:

Policies issued on the business identified below may qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Addendum.

Added Plans*
Symetra Protector IUL 1.0 Plan

[REDACTED]

Rider Availability
The following riders are available under the above plan.

Available Riders
Accelerated Benefit Rider for Terminal Illness
(non-lien approach)
Lapse Protection Benefit Rider

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

ADDENDUM

to the

AUTOMATIC/FACULTATIVE YRT
REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the “Agreement”)

between

SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective October 9, 2017

I.    ADDITION OF THE SYMETRA ACCUMULATOR IUL 1.0 PLAN
As of the effective date of this Addendum, the attached Exhibit B- Business Covered is hereby added to and made a part of the Agreement which now includes the above plan.

Retention: The Ceding Company’s Retention schedule applicable to the above plan is the same as that stated in Exhibit A – Retention Schedule of the Ceding Company contained in the base Agreement.

Binding Limits: The Binding Limits applicable to the above plan are the same as those stated in Exhibit C – Binding Limits contained in the base Agreement.

The following is hereby added to Exhibit C.5 in order to provide the issue ages applicable to the above plan.

Underwriting Class    Issue Ages
Super Preferred Non-Nicotine    [REDACTED]
Preferred Plus Non-Nicotine    [REDACTED]
Standard Plus Non-Nicotine    [REDACTED]
Standard Non-Nicotine    [REDACTED]
Preferred Nicotine    [REDACTED]
Standard Nicotine    [REDACTED]

Reinsurance Premiums
Base Policy: [REDACTED]

Available Riders:
Accelerated Benefit Rider for Terminal Illness: [REDACTED] After payment of a partial acceleration on a rider covered under this Agreement, reinsurance premiums will continue to be paid pursuant to Exhibit D.1 and in accordance with Article 5.6 until the insured’s death.

Stipulated Premium Guarantee Rider (short duration): This rider provides for a no lapse guarantee feature. [REDACTED].

Supplemental Protection Rider: This rider allows for an additional layer of insurance for the insured. This rider is only available at policy issue. [REDACTED]

II.    All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Addendum in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY    RGA REINSURANCE COMPANY

By: _______________________________
(Signature)

By: _______________________________
(Signature)

Title: ______________________________

Title: Vice President
Date: _____________________________

Location: __________________________
    Date: _____________________________

Location: Chesterfield, Missouri

EXHIBIT B – BUSINESS COVERED

Covered Business Added
Effective October 9, 2017

The business reinsured under this Agreement is hereby defined to include the following:

Policies issued on the business identified below may qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Addendum.

Added Plans
Symetra Accumulator IUL 1.0 Plan

Rider Availability
The following riders are available under the above plan.

Available Riders
Accelerated Benefit Rider for Terminal Illness
(lien and non-lien approaches)
Stipulated Premium Guarantee Rider
Supplemental Protection Rider

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

ADDENDUM

to the

AUTOMATIC/FACULTATIVE YRT
REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the “Agreement”)

between

SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective April 3, 2017

I.    ADDITION OF THE MILESTONE VUL-G PLAN
As of the effective date of this Addendum, the attached Exhibit B- Business Covered is hereby added to and made a part of the Agreement which now includes the above plan. [REDACTED]

Retention: The Ceding Company’s Retention schedule applicable to the above plan is the same as that stated in Exhibit A – Retention Schedule of the Ceding Company contained in the base Agreement.

Binding Limits: The Binding Limits applicable to the above plan are the same as those stated in Exhibit C – Binding Limits contained in the base Agreement with the following exceptions:

[REDACTED]

The following is hereby added to Exhibit C.5 in order to provide the issue ages applicable to the above plan.

Underwriting Class    Issue Ages
Super Preferred Non-Nicotine    [REDACTED]
Preferred Plus Non-Nicotine    [REDACTED]
Standard Plus Non-Nicotine    [REDACTED]
Standard Non-Nicotine    [REDACTED]
Preferred Nicotine    [REDACTED]
Standard Nicotine    [REDACTED]

Reinsurance Premiums: [REDACTED]

II.    All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Addendum in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY    RGA REINSURANCE COMPANY

By: _______________________________
(Signature)

By: _______________________________
(Signature)

Title: ______________________________

Title: Vice President
Date: _____________________________

Location: __________________________
    Date: _____________________________

Location: Chesterfield, Missouri

EXHIBIT B – BUSINESS COVERED

Covered Business Added
Effective April 3, 2017

The business reinsured under this Agreement is hereby defined to include the following:

Policies issued on the business identified below will qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Addendum.

Added Plan
Milestone VUL-G Plan

[REDACTED]

Rider Availability
The following riders are available under the above plan.

Available Riders
Accelerated Benefit Rider for Terminal Illness
(lien and non-lien approaches)
Lapse Protection Benefit (LPB) Rider

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

AMENDMENT

to the

AUTOMATIC/FACULTATIVE YRT REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the “Agreement”)

between

SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective July 8, 2019

I.    REVISE FOREIGN NATIONALS UNDERWRITING GUIDELINES
As of the effective date of this Amendment, the attached Exhibit I – Ceding Company’s Underwriting Guidelines for Foreign Nationals and Non-U.S. Residents is hereby added to and made of the Agreement. These guidelines, along with any other changes communicated to the Reinsurer, update the Ceding Company’s Foreign National Underwriting Guidelines which were originally added to the Agreement as Exhibit I by Amendment 14680-00-03 effective March 14, 2016, and subsequently amended by Amendment 14680-00-04 effective October 1, 2017.

These revised guidelines continue to state that the Automatic capacity for A and B countries is [REDACTED] with a jumbo limit of [REDACTED]. Foreign nationals are eligible for all risk classes and substandard ratings up to and including [REDACTED]. For the sake of clarity, it is understood that the countries listed as A or B on page six of Exhibit I may be added to or changed based upon updates to the Reinsurer’s published International Underwriting Guidelines and that such changes will not be considered a Material Change or require an amendment to this Agreement.

All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY    RGA REINSURANCE COMPANY
By: _______________________________
(Signature)    By: _______________________________
(Signature)
Title: ______________________________    Title: Vice President
Date: _____________________________    Date: _____________________________
Location: __________________________    Location: Chesterfield, Missouri

EXHIBIT I
Updated July 8, 2019

CEDING COMPANY UNDERWRITING GUIDELINES
    FOR FOREIGN NATIONALS AND NON-U.S. RESIDENTS

[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

AMENDMENT

to the

AUTOMATIC/FACULTATIVE YRT REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the “Agreement”)

between

SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective October 1, 2017

I.    REVISE FOREIGN NATIONALS UNDERWRITING GUIDELINES
As of the effective date of this Amendment, the attached Exhibit I – Ceding Company’s Underwriting Guidelines for Foreign Nationals and Non-U.S. Residents is hereby added to and made of the Agreement. These guidelines update the Ceding Company’s Foreign National Underwriting Guidelines which were originally added to the Agreement as Exhibit I by Amendment 14680-00-03 effective March 14, 2016. The revised guidelines continue to state that the Automatic capacity for A and B countries is [REDACTED] with a jumbo limit of [REDACTED]. Foreign nationals are eligible for all risk classes and substandard ratings up to and including [REDACTED].

All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY    RGA REINSURANCE COMPANY
By: _______________________________
(Signature)    By: _______________________________
(Signature)
Title: ______________________________    Title: Vice President
Date: _____________________________    Date: _____________________________
Location: __________________________    Location: Chesterfield, Missouri

EXHIBIT I
Updated October 1, 2017

CEDING COMPANY UNDERWRITING GUIDELINES
FOR FOREIGN NATIONALS AND NON-U.S. RESIDENTS

[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

AMENDMENT

to the

AUTOMATIC/FACULTATIVE YRT REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the “Agreement”)

between

SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective March 14, 2016

I.    ADD AGREEMENT COVERAGE FOR FOREIGN NATIONALS
As of the effective date of this Amendment, paragraphs b and c of Article 2.1 Automatic Reinsurance General Conditions is hereby amended by replacement in its entirety with the following in order to extend Agreement coverage to policies issued to foreign nationals that qualify under the Ceding Company’s Foreign National Underwriting Guidelines:

b.    the Ceding Company applies the underwriting guidelines, practices, and procedures for risk selection conveyed to the Reinsurer prior to or at the time of pricing, or any Material Changes consented to in writing by the Reinsurer, which are still in use on the coverage commencement date, including the Ceding Company’s Foreign National Underwriting Guidelines attached hereto as Agreement Exhibit I;

c.    the insured, at the time of the application, must be a legal Permanent Resident of the United States, Canada, Puerto Rico, Guam, or qualify under the Ceding Company’s Foreign National Underwriting Guidelines;

As of the effective date of this Amendment, the attached Exhibit I – Ceding Company’s Foreign National Underwriting Guidelines is hereby added to and made of the Agreement. Such guidelines state that the Automatic capacity for A and B countries is [REDACTED] with a jumbo limit of [REDACTED]. Foreign nationals are eligible for all risk classes and substandard ratings up to and including Table D.

All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY    RGA REINSURANCE COMPANY
By: _______________________________
(Signature)    By: _______________________________
(Signature)
Title: ______________________________    Title: Vice President
Date: _____________________________    Date: _____________________________
Location: __________________________    Location: Chesterfield, Missouri

    EXHIBIT I – CEDING COMPANY FOREIGN NATIONAL UNDERWRITING GUIDELINES
[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

AMENDMENT

to the

AUTOMATIC/FACULTATIVE YRT REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the "Agreement") between
SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the "Ceding Company") and
RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the "Reinsurer")

This Amendment is Effective June 21, 2015

I.    REINSURER AGREEMENT TO ACCEPT EXCEPTION AUTOMATIC POLICY
As of the effective date of this Amendment, the Reinsurer hereby agrees to accept for Automatic reinsurance coverage under the Agreement policy number [REDACTED] which was backdated in excess of the six (6) month limit contained in Agreement Article 1.7. All other terms and conditions of the Agreement apply to this policy.

II.    All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY

Title:
Date:

RGA REINSURANCE COMPANY

By:
(Signature)

Title: Vice President

Date:

Location: Chesterfield, Missouri

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

AMENDMENT

to the

AUTOMATIC/FACULTATIVE YRT REINSURANCE AGREEMENT
Effective May 1, 2015
(hereinafter referred to as the “Agreement”)

between

SYMETRA LIFE INSURANCE COMPANY
West Des Moines, Iowa
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective April 1, 2017

I.    REVISION TO THE RETENTION SCHEDULE OF THE CEDING COMPANY – EXHIBIT A.1
As of the effective date of this Amendment, Agreement Exhibit A.1- Retention Schedule of the Ceding Company – Life Insurance is hereby amended by replacement in its entirety with the attached Exhibit A.1 in order to reflect a new Retention schedule applicable to business reinsured under the Agreement.

II.    REVISION TO AUTOMATIC BINDING LIMITS – EXHIBIT C.2
As of the effective date of this Amendment, Agreement Exhibit C.2- Automatic Binding Limits is hereby amended by replacement in its entirety with the attached Exhibit C.2 in order to reflect a new Retention schedule applicable to business reinsured under the Agreement. For clarity, the new tables in the attached Exhibit C.2 contain revised cells that reflect Ceding Company Retention only. No change is being made in the amount in which the Ceding Company may Automatically bind the Reinsurer.

All provisions of the Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

SYMETRA LIFE INSURANCE COMPANY	RGA REINSURANCE COMPANY
By: _______________________________ (Signature)	By: _______________________________ (Signature)
Title: ______________________________	Title: Vice President
Date: _____________________________ Location: __________________________	Date: _____________________________ Location: Chesterfield, Missouri

EXHIBIT A – RETENTION SCHEDULE OF THE CEDING COMPANY (Item A.1 only)

A.1    LIFE INSURANCE

For policies with issue dates on and after April 1, 2017:

The Ceding Company will retain up to the Maximum Retention Per Life as shown below.

[REDACTED]

Any change in the Policy Net Amount at Risk due to changes in the policy’s account value or cash value will be allocated to the Reinsurer, but it is understood that the Ceding Company will not retain more than its Maximum Retention Per Life.

For Joint Last Survivor policies issued with the Estate Preservation Rider (EPR), the Ceding Company will calculate its applicable Retention on the total Policy Net Amount at Risk and allocate its Retention proportionally to the base policy and rider according to the at issue proportion of base Net Amount at Risk and EPR Net Amount at Risk to the base plus EPR Net Amount at Risk. It is further understood that upon expiry of the EPR, the Ceding Company will retain its Maximum Retention Per Life on the base policy. For example, for a policy of $10,000,000 of base coverage plus $6,700,000 of EPR, and where at least one applicant is less than or equal to issue age 80 at Table D or better, the applicable Retention is [REDACTED] or [REDACTED] of the total coverage. The Ceding Company will retain [REDACTED] of the base policy plus [REDACTED] of the EPR for a total of [REDACTED] on both combined pieces instead of filing its Retention solely from the base policy. Upon expiry of the EPR, the Ceding Company will retain $6,000,000 of the base policy.

The Ultimate Death Benefit Amount, including joint policies, is reflected in the calculations for the purpose of evaluating Retention. For Joint Last Survivor policies, the Ceding Company will not reduce its Retention to the individual life level upon the first death.

EXHIBIT C – BINDING LIMITS (Item C.2 only)

C.2     AUTOMATIC BINDING LIMITS

For policies with issue dates on and after April 1, 2017:

a.Single Life

[REDACTED]

The pool maximum Automatic Binding amounts above include the Ceding Company’s Retention per insured.

b.Joint Life

[REDACTED]

The pool maximum Automatic Binding amounts above include the Ceding Company’s Retention per insured.

For the Joint Last Survivor plan, conditions for determining Automatic Binding Limit are found under Exhibit H.

c.Professional Athletes
Professional Athletes will not be covered on an Automatic Basis.